UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 6, 2020

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BJs RESTAURANTS INC

(Exact name of registrant as specified in its charter)

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California	0-21423	33-0485615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7755 Center Avenue, Suite 300
Huntington Beach, California 92647

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (714) 500-2400

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	BJRI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On April 6, 2020, BJ’s Restaurants, Inc. (“the Company”) announced that it continues to operate all 209 of its restaurants in a take-out and delivery only capacity and has seen an increase in off premise sales, as compared to off premise sales prior to COVID-19 restrictions. Due to the curtailment of its dine-in restaurant operations, the Company continues to experience a material decrease in total sales and has temporarily laid off approximately 16,000 hourly restaurant employees. The Company paid all hourly restaurant employees their accrued, unused vacation and sick time, and provided short-term emergency paid time off to employees who were not otherwise eligible for sick pay benefits under state or local laws. The Company anticipates gradually recalling those employees when sales begin to recover to pre-COVID-19 levels. Additionally, the Company will evaluate all restaurants regularly and consider closing certain locations based on their strength of off-premise sales and associated cash flows.

In light of the effects of the COVID-19 pandemic and in an effort to further preserve financial flexibility, the Company suspended the payment of rent on leases for the month of April 2020. The Company is in discussions with its landlords regarding additional suspensions and/or restructuring of rent during the COVID-19 crisis, in light of various contractual and legal defenses.

Item 9.01 Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 6, 2020	BJ’S RESTAURANTS, INC.
(Registrant)

	By:	/s/ GREGORY A. TROJAN
Gregory A. Trojan,
Chief Executive Officer and Director (Principal Executive Officer)

	By:	/s/ GREGORY S. LEVIN
Gregory S. Levin,
President, Chief Financial Officer and Secretary (Principal Financial Officer)

	By:	/s/ JACOB J. GUILD
Jacob J. Guild,
Sr. Vice President and Chief Accounting Officer (Principal Accounting Officer)